Exhibit 99.1

Annual General Meeting June 22, 2018 Gold Resource Corporation NYSE American: GORO Arista mine ore, Oaxaca, MX 2017: SEVEN CONSECUTIVE YEARS OF PROFITABILITY 2018: POSITIONING FOR EXCEPTIONAL 100% GOLD PRODUCTION GROWTH IN 2019

This brochure contains statements that plan for or anticipate the future. Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature. Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC. Prospective investors are urged not to put undue reliance on these forward-looking statements. This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or www.Goldresourcecorp.com Forward Looking Statements 2 NYSE American: GORO gold resource corporation 2

Agenda 2017 Highlights 2018 Year-to-Date Oaxaca Mining Unit Arista Mine CAPEX Projects ESR Seal 2018 Nevada Mining Unit Isabella Pearl Mine Growth Profile Company Vision Gold 3 Isabella Pearl Ground Breaking Ceremony NYSE American: GORO gold resource corporation

7th consecutive year of profitability 7th consecutive year of organic growth $4.2 million net income, or $0.07 per share $75 total cash cost per precious metal gold equivalent ounce sold $590 all-in sustaining cash cost per ounce (“AISC”) Cash increase of $8.2 million to $22.4 million Increased Oaxaca Mining Unit P&P Reserve tonnes by 32% (~4 ½ year mine life) Achieved annual targets producing 28,117 gold oz’s and 1,773,263 silver oz’s $110 million total dividends paid over 89 consecutive monthly distributions 2017 Review 4 NYSE American: GORO gold resource corporation

Achieved goal of over one year of Arista Mine Switchback vein system development prior to bulk tonnage mining at our Oaxaca Mining Unit Expanded the strike length of the Arista Mine Including Switchback vein system by 325 meters to 625 meters Added strategic exploration properties to Nevada Mining Unit Expanded Isabella Pearl Project to over 9,000 acres Acquired East Camp Douglas property (5,300 acres) Optimized Isabella Pearl mine plan, mine schedule, etc Acquired long lead time Isabella Pearl process equipment 5 NYSE American: GORO 2017 Review gold resource corporation

Received our Nevada Mining Unit’s (NMU) Isabella Pearl Project EA permit Announced our maiden NMU’s Proven and Probable Reserves Increasing Company gold reserves by 135% Acquired the County Line property adding 2,320 acres to our NMU Officially broke ground June 18, 2018 (symbolic ground breaking ceremony 5/31/18) 2018 Year To Date 6 NYSE American: GORO gold resource corporation

Strong Q1: $5.5 million net income, or $0.10 per share $28.6 million cash and cash equivalents ($6.2M increase over Q4, 2017) $32.2 million net sales 6,647 gold ounces produced 425,884 silver ounces produced Negative $316 total cash cost per gold equivalent ounce sold (after by-product credits) $347 total all-in sustaining cost per precious metal gold equivalent ounce sold 7 NYSE American: GORO 2018 Year To Date gold resource corporation

Oaxaca Mining Unit 8 Oaxaca Mining Unit Production, Development & Exploration Stage NYSE American: GORO gold resource corporation

El Aguila Project Successfully developed Switchback all of 2017. Bulk tonnage mining February 2018 Continue to expand Arista Mine strike length at both Arista and Switchback vein systems 2017 exploration culminated in strongest P&P Reserve tonnes to date Oaxaca Mining Unit Aguila NYSE American: GORO gold resource corporation

2017 delivered strongest Proven & Probable Reserve tonnes to date Oaxaca Mining Unit 10 NYSE American: GORO gold resource corporation

for immediate release news March 8, 2018 nyse American: GORO gold resource corporation updated mineral reserve substantially increases Oaxaca mining unit’s mine life Colorado springs – march 8, 2018 – gold resource corporation (nyse American: GORO) (the “Company”) today announced as of December 31, 2017, it increased proven and probable reserve tonnes by 32%, extending its Oaxaca mining unit’s mine-life. Gold resource corporation is a gold and silver producer, developer and explorer with operations in Oaxaca, Mexico and Nevada, USA. The company has returned $110 million to shareholders in monthly dividends since commercial production commenced July 1, 2020 and offers shareholders the option to convert their cash dividends into physical gold and silver and take delivery.

Proven and probable reserves at the Oaxaca mining unit totaled 2,501,100 tonnes grading 1.77 grams per tonne (g/t) gold and 136 g/t silver, equating to 142,400 gold ounces and 10,927,900 silver ounces. Proven and probable reserve tonnes included in the December 31, 2017 reserve report increased year-over-year by 32%, gold ounces decreased by 15% and silver ounces increased by 9%. The reserve report also includes significant base metals from the Arista Mine

Switchback Vein System; 2018 NW & SE Expansions -Mineralized veins -Drill hole -Vein projection -Mine development Arista Mine Arista Vein System Switchback Vein System 1.18m@0.37g/tAu, 54g/tAg, 8.21%Zn +200m 0.94m@2.04g/tAu, 566g/tAg, 3.40%Zn 517115 517125 517126 517120 517124 517119 517121 517122 11.35m@4.19g/tAu, 114g/tAg, 5.53%Zn 2.38m@12.30g/tAu, 299g/tAg, 4.29%Zn 8.39m@2.95g/tAu, 34g/tAg, 4.31%Zn 517131 517132 517129 517130 23.55m@0.48g/tAu, 77g/tAg, 5.55%Zn 3.69m@6.82g/tAu, 225g/tAg, 3.79%Zn 100m NYSE American: GORO gold resource corporation 0 100 1:8000 250 500 1846500N 808000z 808500z 80900z 184700n 1847500n

Arista Vein system Oaxaca Mining Unit Arista Mine Plan View 12 Switchback Vein system 12 Switchback’s Solidad vein expanded to over 40 meters wide in this area This is unique and speaks to the system’s power NYSE American: GORO A very powerful geologic system gold resource corporation 0 50 250 500 12 80800z 80850z 809000z 809500z 184700n 1846500N

Arista Vein System; 2018 NW Expansions Plan View Arista Vein system Switchback Vein system -Mineralized veins -Recent holes -Previous holes -Vein -Vein projection -Mine development -Meters down m hole Arista Mine Plan View 1.6m@9.36g/tAu 13 8.9m@1.68g/tAu 2.0m@6.68g/tAu 2.1m@1.98g/tAu 1,583g/tAg NYSE American: GORO Step-outs +200M gold resource corporation 184700N 1846500N 80800z 808500z 80900z 809500z 13 1846500n 1847000n

Oaxaca Mining Unit Arista Mine Plan View 14 7+ production years and system is growing Arista Vein system Switchback Vein system 14 Potential growth of another 7-10+ years? NYSE American: GORO 0 50 250 500 13 1846500n 80800z 808500z 80900z 809500z 14 1846500n 1847000n gold resource corporation

2018 SWITCHBACK
LONG SECTION

Gold Resource Corporation
NYSE American: GORO

Month	
Label	**Shading**
Nov-17	
Dic-17	
Ene-18	
Feb-18	
Mar-18	
Abr-18	
May-18	
Jun-18	
Jul-18	
Aug-18	
Sep-18	
Oct-18	
Nov-18	
Dic-18	

- **Numerous levels developed**


Switchback
Arista


EXTRACTION
INTAKE
Positive Ramp
to connect
Level 17
N-22
N-23
N-24
N-25
N-26
N-27
N-28
Levels
developed
in 2017
Secondary Vent
Intake raises
809750 E
809500 E
809250 E
MAPTEK Vulcan

2018 Switchback Cross Section 16 L24.0 Parallel ventilation drift L22.0 Ramp (+) Vent Raises CURRENT DEVELOPMENT FUTURE DEVELOPMENT L17.0 L27.0 Soledad Sagrario Sofía SB-N L14.0 L10.0 ARISTA SWITCHBACK NYSE American: GORO Numerous veins and working faces gold resource corporation

Phase IV tailings dam raise Oaxaca Mining Unit Capex Projects Ongoing construction Target completion date of Nov-Dec 2018 Phase IV NYSE American: GORO Phase I & II Phase III Mill gold resource corporation

Paste backfill project Improved global ground support and overall mine safety Paste backfill will enable 100% extraction of wide Switchback orebody Reduced backfill cycle time, improve mining efficiency and lower operational costs Utilizing tailings in backfill paste extends overall tailing facility life Targeting plant commissioning in Dec. 2018 or Q1 2019, subject to final permit timing Filtration plant to be located next to mine portal. NYSE American: GORO Oaxaca Mining Unit Capex Projects gold resource corporation

Grid power project Project started back in Feb. 2014 Route change in March 2016 Route change December 2016 May 2017 negotiations concluded with 11 communities Environmental permit received April 2018 June 2018 permit conditions met Line connection possible Q4 2018, timing dictated by Federal Power commission and construction timeframes by contractor ~$3M USD invested to date, further ~$770K USD (construction of the line) to complete Almost 50% of project costs were in permitting and right of way agreements NYSE American: GORO Long difficult road, but we are closing in on connecting to the power grid Oaxaca Mining Unit Capex Projects gold resource corporation

Company awarded Mexico’s “ESR” seal for fourth consecutive year Socially responsible company Positive social, environmental & economic impact 2018 Social / Corporate License 33 NYSE American: GORO gold resource corporation 33 Empresa Socialmente Responsible

Nevada Mining Unit 21 Targeting to be the next Nevada gold producer + 100% increase to Company’s annual gold production NYSE American: GORO gold resource corporation GRC Nevada Inc. a subsidiary of gold resource corporation nyse American: GORO

Nevada Mining Unit *Option to own 100% of property **Targeted production H1 2019 dependent on funding, construction timeframes, cashflow 22 Property Interest Exploration Development Production Isabella Pearl 100% 2019** Mina Gold 100% Gold Mesa Option* East Camp Douglas 100% County Line 100% Located in “Walker Lane” gold mining district, Nevada USA Five high-grade gold properties Potential open pit heap leach operations NYSE American: GORO NevadaMining Unit Development & Exploration Stage gold resource corporation 22 gold resource corporation

Gold Resource Corporation
NYSE American: GORO

Nevada Mining Unit


~14 miles
30 mi
N

Acquired all properties during the bear market!

County Line
9.15m @ 3.86 g/t Au**

Isabella Pearl
192,600 oz Au P&P
2.22 g/t Au avg*

Mina Gold
+1.6M tonnes @ 1.88 g/t Au avg*

Gold Mesa
Drill highlights include; 15.24m @ 6.27 g/t Au starting 9m downhole

East Camp Douglas
Drill highlights include**;
23.86m @ 1.99 g/t Au from surface
9.10m @ 1.00 g/t Au from surface

Synergistic Mining Unit Approach:

- Close property proximities
- Equipment, facility & management sharing
- Cash flow from Isabella Pearl to finance additional projects
- Lower CAPEX and operational costs
- Lower future shareholder dilution
- Excellent access to infrastructure: power, water, roads

● GRC Properties

P&P = Third party Proven and Probable Reserves
** = Third party estimate*
*** = Third party drill result*
g/t = grams per tonne, Au = gold, m = meters
CAPEX = capital expenditure

2018 increased Company wide gold reserves by 135% Nevada Mining Unit 24 NYSE American: GORO gold resource corporation NYSE American: GORO

for immediate release April 19, 2018 news nyse American: GORO gold resource corporation increases gold reserves by 135% announcing maiden mineral reserve for Isabella pearl gold project, mineral county, Nevada

Colorado springs – April 19, 2018 – Gold resource corporation (nyse American: GORO) (the “Company”) today announced its maiden mineral reserve for the Isabella pearl gold project located in mineral country, Nevada, increasing its company-wide gold reserves by 135%. Gold resource corporation is a gold and silver producer, developer and explorer with operations in Oaxaca, Mexico and Nevada, USA. The company has returned $110 million to shareholders in monthly dividends since commercial production commenced July 1, 2010 and take delivery.

Proven and probable reserves included in the Isabella Pearl reserve report (with a drill data cutoff date of December 31, 2017) include 2,694,500 tonnes grading 2.22 grams per tonne (g/t) gold and 13 g/t silver, equating to 192,600 gold ounces  and 1,129,100 silver ounces (see table

2018 Received final EA Permit Nevada Mining Unit 25 NYSE American: GORO gold resource corporation

for immediate release May 15, 2018 news NYSE American: GORO

gold resource corporation receives final permit and board approval for Isabella pearl gold project, mineral county, Nevada

Colorado Springs – May 15, 2018 – Gold resource corporation (NYSE American: GORO) (the “Company”) today announced it has been granted a positive Record of Decision (ROD) on the Environmental Assessment (EA) for the Isabella Pearl open pit heap leach gold project (Project) located in Mineral County, Nevada. This final permit, along with approval from the Company’s Board of directors to move the project into production, mark a major milestone for the company’s Nevada mining unit. Gold resource corporation is a gold and silver producer, developer and explorer with operations in Oaxaca, Mexico and Nevada, USA. The company has returned $110 million to shareholders in monthly dividends since commercial production commenced July 1, 2010 and offers shareholders the option to convert their cash dividends into physical gold and silver and take delivery.

In addition to the ROD and EA permit, the Plan of Operation (POO) for the Project has been approved by both the Bureau of Land Management (BLM) and Nevada Department of Environmental Protection (NDEP). With these final permits, along with permits for mercury, water, air and other ancillary permits already in place, the company has all the regulatory

26 NYSE American: GORO Catalyst driven Divergence from GLD (gold) and GDXJ (peers) Market beginning to credit Nevada Mining Unit Nevada Mining Unit April 19 135% P&P Gold Reserves NMU May 16 IP EA Permit Received NMU May 1 Q1 $0.10 per share earnings OMU NMU: Nevada Mining Unit, OMU: Oaxaca Mining Unit, IP: Isabella Pearl, EA: Environmental Permit +80% +70% +60% +50% +40% +30% +20% +10% +0% -10% -20% 2.0 1.5 1.0 0.5 0.0 millions Jul Aug Sep Oct Nov Dec 18 Feb Mar Apr May Jun GORO daily GLD GDXJ gold resource corporation

Isabella Pearl Project 27 NYSE American: GORO Isabella Pearl Deposit

gold resource corporation

for immediate release June 19, 2018 News Nyse American: GORO

Gold resource corporation commences Isabella pearl gold project construction, mineral county, Nevada

Colorado springs – June 19, 2018 – gold resource corporation (nyse American: goro) (the “Company”)

28 NYSE American: GORO Isabella Pearl Project gold resource corporation 28

29 NYSE American: GORO Isabella Pearl Project gold resource corporation

30 NYSE American: GORO Isabella Pearl Project gold resource corporation

31 Targeted production H1 2019* Targeted production ranges ~29,300 oz Gold Year 1 ~40,800 oz Gold Year 2 ~41,200 oz Gold Year 3 ~41,600 oz Gold Year 4 Low estimated CAPEX $30M Open pit heap leach project Less than 12 month construction* Mining permits granted 5/15/2018 Official ground breaking 6/18/18 ~153,000 Au oz’s * Subject to: funding, construction time frames, operational cashflow CAPEX = Capital Expenditure, oz = ounce NYSE American: GORO Isabella Pearl Project 0 10,000 20,000 30,000 40,000 50,000 Year 1 29,383 Year 2 40,886 Year 3 41,261 Year 4 41,623 Gold Ounces gold resource corporation

32 Pearl Isabella Company Management has never taken a route that is easy at the expense of its shareholders Commenced Oaxaca production without P&P reserves to reach cashflow sooner and limit dilution Backfilled Oaxaca P&P after cashflow was achieved Attempting a Project build with cashflow while balancing the needs of existing operations and paying taxes is not an easy path nor customary for the industry Company’s Board of Directors and Management believe the greatest shareholder value can be achieved by walking the harder path, trying to operate within the Company’s cashflow means NYSE American: GORO Isabella Pearl Project gold resource corporation

ISABELLA PEARL PROJECT FUNDING STATUS

GOLD RESOURCE CORPORATION
NYSE American: GORO

- **~$10M** in cash and equipment financing previously spent /allocated
- **~$10M*** in cash treasury to be allocated towards CAPEX
  ($28M cash balance @ Q1 end)
- **~$10M** in Oaxaca operations future cashflow targeted for remaining CAPEX
- **Project funding priorities:**
  - Cash
  - Equity
  - Debt
  - Combination of above


Low
$30M CAPEX
"The harder path, but potentially one of greater shareholder value, is to build the Project with cash."
"Every month of the Project build completed with cash is potentially less dilution if there is any."

* Subject to: construction time frames, operational cashflow, funding
CAPEX = Capital Expenditure

Isabella Pearl Plan Map 34 Open Pit Crushing Heap ADR Plant Water well Project Boundary Waste Power Generators Barren overflow ponds Highway access Highlights: 2 hours from Reno NV Small footprint / EA Low CAPEX costs Short haul distances Good infrastructure Closed pipe system Dry Preg & barren ponds NYSE American: GORO gold resource corporation graphic scale

Isabella Pearl Flow Sheet 35 35 Crushing Stacking Heap Leach ADR Plant Carbon Gold Dore Facility Ore Stockpiles NYSE American: GORO gold resource corporation

36 Isabella Pearl Project; Process Equipment NYSE American: GORO Adsorption - Desorption – Regeneration (ADR) Plant used for dore production Cost: $3,400,000 Paid in full with cash ADR status: Construction 100% complete, delivery to mine site once foundation is poured

Pregnant & Barren Strip tanks Adsorption Columns Cyanide tanks Preg Tank Carbon Tank Acid Wash Tank Carbon Fines Tank Carbon Kiln Retort Mercury recovery Precipitate Dore Furnace 37 Mercury abatement ADR Plant / Dore Production (Adsorption-Desorption-Regeneration) NYSE American: GORO

Isabella Pearl Project; Closed ADR Plumbing Circuit Heap Pad ADR Plant Closed system “Dry” Pregnant & Barren overflow ponds Pregnant Solution Pregnant Solution Barren Solution Barren Solution 38 NYSE American: GORO

Isabella Pearl Project; Equipment At Laydown Yard 39 NYSE American: GORO Staging / lay down equipment yard near Isabella Pearl Project New modular equipment built for mobility, quick setup and commissioning Equipment being readied for transport to Project

Metallurgical Confirmation 40 McClelland Lab (Reno NV) +80% recovery* Kappes Cassiday Lab (Reno NV) +90% recovery in 10 days** RDI Lab (Denver CO) reviewed results** Excellent metallurgical recoveries +81% at ½” crushed rock +60% ROM Conservative assumptions based on test work Crushed Rock ROM Recovery Assumptions *historic third party analysis, **recent third party analysis NYSE American: GORO

Heap Leach & Mining Contractor Selected With more than six decades of experience, Ledcor’s mining team has been one of the key building blocks of our organization. We have built relationships with some of the largest mining companies in the world – some for over 20 years and counting – by ensuring client satisfaction and by building a reputation of having uncompromising quality and safety standards. From mine reclamation to tailing dams construction, mine mill facility construction, and full-scale contract mining, Ledcor’s service offering is vast. As are the projects we work on. NYSE American: GORO

Recovered Gold & Cash Flows Base case using $1222 gold and only Proven and Probable (P&P) Reserves (no inferred mineralization included here) $1200Au Positive cashflow from 1st year NYSE American: GORO

Gold Resource Corporation
NYSE American: GORO

IP Project; General/Project Manager



<u>**Bob Cassinelli**</u> (+31 years mining and processing industry experience)

Highly experienced mining and construction professional. Excellent managerial skills focused on costs and quality of end product for entire operation. Disciplines include planning, budgeting, and cost controls along with being a certified MSHA Instructor. Specific skills and background include refining, assaying, processing, permitting, mine reclamation, water purification systems, underground utilities, mobile fleet maintenance, and operation of small and large equipment, new mine construction, crusher operations and maintenance, process and heap leach operations, mill operations, management of mine and metallurgical labs, fire assaying, wet bench, and site maintenance.

Past titles include: Project Manager, Construction Project Manager, Process Superintendent, Crusher Operations and Maintenance Superintendent

Past Companies include: Borealis Mining LLC, First Gold Corp, Coeur Rochester, Vista Gold, AMAX Gold

Past mine experience include: Borealis, Rochester Silver Mine, Sleeper, Wind Mountain, Ray Rock, Pinson, Mineral Ridge, Relief Canyon

Joined us on 9/19/2016

43

Growth Profile NYSE American: GORO 44 ~56KAu Gold oz’s Nevada Oaxaca production steady state for demonstration purposes Nevada Mining Unit (Isabella Pearl Project) impact Substantial gold production increase of over 100%* Graph does not account for Ag, Cu, Pb & Zn production * Timing dependent funding, construction timeframes and cashflow. Production estimate for Oaxaca Mining Unit at steady state for IP impact demonstration purposes **Full YR IP projection and assuming Oaxaca Mining Unit steady state. ~40K oz Au +100% Gold Production 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca ~40K oz Au ~40K oz Au Nevada Nevada Nevada 0 10000 20000 30000 40000 50000 60000 2017 IP Build* IP ramp** YR#2 YR#3 YR#4 ~67KAu~

Oaxaca Mining Unit Additional drill results Arista Mine expansion Grid power connection Nevada Mining Unit Construction updates Additional drill results Achieving production Corporate Limited or no dilution +100% gold production increase Increased dividends Catalysts 45 NYSE American: GORO Potential drivers of GORO going forward:

Clear consistent vision of Gold Resource Corporation as: Diversified Low-cost precious metal producer Explorer Dividend Payer Shareholder friendly philosophy Production growth profile 2018 and Beyond 46 NYSE American: GORO

Gold Commentary 47 All the reasons to own gold back in the bull market years are present now and have been compounding during the bear years: Global debt continues exploding higher Stock market’s numerous bubbles and overvaluation Politics Derivatives Terrorism Trade wars Physical gold accumulation by China, Russia, Turkey, etc.. Etc NYSE American: GORO

Gold 48 NYSE American: GORO 48 Form of money and store of wealth for thousands of years, outlasting 599 failed world fiat (paper) currencies* Gold is no one else's liability Global debt at all time high, 3X size of global economy* *http://www.independent.co.uk/news/business/analysis-and-features/global-debt-crisis-explained-all-time-high-world-economy-causes-solutions-definition-a8143516.html **https://www.usgovernmentdebt.us/recent_debt **https://www.usgovernmentdebt.us/recent_debt **

Gold NYSE American: GORO Global debt is at historic highs and governments should start cutting levels now, the IMF says Global debt levels came in at $164 trillion in 2016, a historic peak, the IMF said. Current global debt is at $233 trillion** Advanced economies had higher debt levels compared to GDP than low-income economies, the organization said. Separately, the IMF also stated that short-term financial stability risk had increased. Central banks have pumped as much as $13 trillion into the global economy by way quantitative easing (QE) over the last 10 years.** 49 49 https://www.cnbc.com/2018/04/18/global-debt-is-at-historic-high-and-governments-should-cut-levels-imf.html **https://realdaily.com/nervous-billionaires-again-consider-gold-as-risks-global-debt-pile-higher/ 4/18/2018

Gold NYSE American: GORO The U.S. Is Shackled By Historic Debt U.S. government reached new milestone topping $21 trillion for first time. National debt grows by $17,000 per second on average. National debt growing by $52,000 per second last 8 months. Unprecedented debt with unstable economy where revenues are growing but spending is 300% of total revenue. 50 50 *https://www.zerohedge.com/news/2018-05-21/us-shackled-historic-debt 5/21/2018

Gold 51 NYSE American: GORO One of the biggest risks to the world's financial health is the derivatives market. It's complex, it's unregulated, and it should be of concern to you and world leaders that its notional value is 20 times the size of the world economy World Derivatives estimate $544 Trillion-$1.2 quadrillion** “Central banks and governments have so far found no effective way to control, or even monitor, the risks posed by these contracts. In my view, derivatives are financial weapons of mass destruction, carrying dangers that, while now latent, are potentially lethal.” - Warren Buffet 51 51 *https://www.aol.com/2010/06/09/risk-quadrillion-derivatives-market-gdp/ **http://money.visualcapitalist.com/worlds-money-markets-one-visualization-2017/

Gold 52 NYSE American: GORO Increasing utilization of physical gold by China, Russia, Iran, Turkey and others to: Avoid the impact of U.S. sanctions Create an offensive counterweight to U.S. dominance of dollar payment systems Gold offers significant defenses against these dollar-based sanctions. Gold is physical, not digital, so it cannot be hacked or frozen. Gold is easy to transport by air to settle balance of payments or other transactions between nations 52 52 *https://www.zerohedge.com/news/2018-05-26/axis-gold-will-drive-gold-higher-end-2018

Gold 53 NYSE American: GORO May 2018 Consistent accumulation of physical gold since 2008 Occasional investment interest or concerted move into gold? 53 53 https://www.bullionstar.com/blogs/gold-market-charts/tag/chinese-gold-market/ https://www.bullionstar.com/blogs/gold-market-charts/gold-market-charts-may-2018/

Gold 54 NYSE American: GORO Shanghai Gold Exchange physical gold withdrawals First 4 months of 2018 gold withdrawals have exceeded 9 out of the last 10 years annual withdrawal totals! 54 54 https://www.bullionstar.com/blogs/gold-market-charts/gold-market-charts-may-2018/ On an annualized basis, if the withdrawal volumes from the SGE continue at the same pace as the first four months, 2018 would see SGE gold withdrawals of 2996 tonnes, which would be a new record, and would nearly equate to annual world gold mining production levels. While the SGE gold withdrawal rate for the rest 2018 will probably decelerate, the monthly SGE gold withdrawal figures for the rest of the year are still worth watching closely.

Gold 55 NYSE American: GORO Petroyuan Is Only The Beginning, Pop Goes The Metals Market Hong Kong Exchanges and Clearing (HKEX) bought London Metals exchange (LME) in 2012 The primary reason for buying the LME was to obtain its warehouses and ensure a free flow of metals to points east Now we’re seeing the next evolution of the power of owning the exchange. After successfully launching a yuan-denominated gold futures contract last year, the LME is now preparing to issue a range of yuan-denominated metals futures. Dollar is losing its global dominance 55 55 *https://www.zerohedge.com/news/2018-05-24/petroyuan-only-beginning-pop-goes-metals-market (5/24/2018)

Gold 56 NYSE American: GORO What is the theme here? Concerted move away from dollars, into gold by China, Russia, Iran, Turkey, etc. Weak dollar often means higher gold prices Continued demand for physical gold If everything is so great as the mass media would have you believe why are countries accumulating physical gold and creating non-dollar gold tied exchanges and markets? 56 56 *https://www.zerohedge.com/news/2018-05-24/petroyuan-only-beginning-pop-goes-metals-market (5/24/2018)

Opportunity NYSE American: GORO De-Dollarization Escalates: Russia Sells Off Record Amount Of US Treasury Bonds. US Treasury Department report published on June 15 revealed that Russia sold $47.4 billion out of the $96.1 billion it had held in Treasury bonds (T-bonds). Other recent sellers of T-bonds: Japan sold $12 billion China sold $7 billion Ireland sold $17 billion https://www.zerohedge.com/news/2018-06-19/de-dollarization-escalates-russia-sells-record-amount-us-treasury-bonds Russia T-bonds Russia gold reserves

Opportunity NYSE American: GORO Hedging with gold (professional investors recently investing in gold): Lord Jacob Rothschild has diversifying into gold significantly since 2017. Stanley Druckenmiller, billionaire investor, believes this is the time when “all you need is gold and all other investments are rubbish”. Meanwhile, David Einhorn began accumulating gold in 2017 and continues to keep it as a top position. In the fourth quarter of 2017, hedge fund giant Ray Dalio upped his stake in two of the world’s biggest gold-backed funds, the iShares Gold Trust and the SPDR Gold Shares. He suggests that investors should keep up to 10% of their positions in gold. https://realdaily.com/nervous-billionaires-again-consider-gold-as-risks-global-debt-pile-higher/ https://www.zerohedge.com/news/2018-06-19/de-dollarization-escalates-russia-sells-record-amount-us-treasury-bonds

Opportunity NYSE American: GORO Other money managers turn to gold: March 2018 SIC (Strategic Investment Conference). Morgan Creek Capital Management said that gold and gold miners are as cheap as they’ve been since the peak of the technology bubble in 2000. DoubleLine Capital, Jeffrey Gundlach said, “We’re at a juncture in gold, not surprisingly, because it is negatively correlated with the dollar .Now we see a massive base building in gold. Massive. It’s a four-year, five-year base in gold. If we break above this resistance line, one can expect gold to go up by, like, a thousand dollars.” He thinks that investing in gold at this price is a no-brainer. Louis Gave, CEO of Gavekal Research, stated “we are moving to an inflationary boom and bust period. During inflationary booms, bonds are not good diversifiers. He suggests that cash and gold act as the best hedges during these periods. https://marketrealist.com/2018/06/why-are-top-money-managers-recommending-gold-to-hedge-risks

Opportunity NYSE American: GORO March 2018 SIC (Strategic Investment Conference)Cont: Could Gold and Gold Miners Shine as the Dust Settles? https://marketrealist.com/2018/06/why-are-top-money-managers-recommending-gold-to-hedge-risks The current average ratio of the NYSE Arca Gold Miners Index (GDX) and the S&P 500 Index (SPY) is 0.23 compared to the ten-year average of 0.70, as you can see in the graph above. Once gold prices stage a consistent and sustained bull run, gold miners could catch up to gold and the broader markets.

Thank you for being a GORO shareholder and thank you for your time today Thank You 61 NYSE American: GORO